SEGMENT REPORTING - Schedule of Sales Data by Geographical Area (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
SEGMENT REPORTING
Net Sales by Segment	[1]	$ 8,978	$ 10,878	$ 15,753
Net Sales by Segment (as a percent)		100.00%	100.00%	100.00%
China
SEGMENT REPORTING
Net Sales by Segment		$ 2,053	$ 2,084	$ 2,577
Net Sales by Segment (as a percent)		23.00%	19.00%	16.00%
India
SEGMENT REPORTING
Net Sales by Segment		$ 2,993	$ 4,893	$ 8,268
Net Sales by Segment (as a percent)		33.00%	45.00%	53.00%
Japan
SEGMENT REPORTING
Net Sales by Segment		$ 3,932	$ 3,901	$ 4,908
Net Sales by Segment (as a percent)		44.00%	36.00%	31.00%

[1]	Revenue recognized for the years ended December 31, 2025, 2024 and 2023 that was included in deferred revenue (including current and non-current) and customer advances as of the beginning of each year was $0.8 million, $0.1 million and $0.1 million, respectively.